Lehman Brothers 2006 Financial Services Conference September 12, 2006 • EXHIBIT 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results.  Generally, the words "will," "may," "should," "continue," "believes," "expects," "anticipates" or similar expressions identify forward looking statements.  Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.  Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:
unanticipated changes in the direction of interest rates;
competition from banks and other financial institutions;
changes in loan, investment and mortgage prepayment assumptions;
insufficient allowance for loan losses;
relationships with major customers;
changes in effective income tax rates;
higher or lower cash flow levels than anticipated;
inability to hire and retain qualified employees;
slowdown in levels of deposit growth;
a decline in the economy in New Jersey and New York;
a decrease in loan origination volume;
a change in legal and regulatory barriers including issues related to AML/BSA compliance;
the development of new tax strategies or the disallowance of prior tax strategies; and
unanticipated litigation pertaining to fiduciary responsibility
NOTE:  Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Overview of Valley National Bancorp
79 Year Commercial Banking History
Listed on the NYSE:  VLY (twelve years as of December 5, 2005)
Management Longevity/Ownership
Big Bank – Act Like Small Privately Owned Company
Marketplace
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns

Retail Strategy
Superior customer service
Long hours – Sunday Banking
Coin counting machines
Drive-in facilities
Emphasis on cross-selling
Community focus
Take advantage of attractive growth opportunities
through expansion and acquisitions

60 Miles from Wayne 60 Minutes from Wayne
Valley National Bancorp’s
Concentrated Focus and Market Share
1
As of September 12, 2006
2 June 2005 Total Deposits
Non-Retail bank branches were excluded from county totals.
County
Valley
Offices
1
Market
Share by
Deposits
2
Passaic 23 25.86%
Essex 26 9.11
Sussex 6 9.48
Morris 19 6.45
Warren 3 5.09
Bergen 36 4.65
Monmouth 12 2.75
Somerset 4 3.77
Hudson 13 2.08
Union 10 1.42
Middlesex 2 0.43
NJ Footprint 154 5.10
Manhattan 12 0.27

Focused Growth
Branches under Development
2006
Open – 6 Branches
Cranford – Union County
Rivervale – Bergen County
Woodbridge – Middlesex County
Hudson/Laight – Manhattan
Paterson – Passaic County
88th Street and 3rd Avenue –
Manhattan
Expect to Open – 5 Branches
Denville – Morris County
Highlands – Monmouth County
Keansburg – Monmouth County
Upper Montclair – Essex County
18th
Avenue – Brooklyn
Expansion concentration within one hour of Wayne
Seeking to fill in and expand to contiguous counties, including Kings and Queens Counties, NY
Properties under construction/contract include:
2007
Expect to Open – 12 Branches
Edison – Middlesex County
Freehold – Monmouth County
Hackensack – Bergen County
Hillsborough – Somerset County
Manalapan – Monmouth County
Milltown – Middlesex County
North Brunswick – Middlesex County(2)
Piscataway – Middlesex County
18th
Street & Eighth Avenue – Manhattan
1505 Avenue J – Brooklyn
Montebello – Rockland County

7 Deposit Composition (as of June 30, 2006) 45% 23% 32% Non-Interest Bearing Savings, NOW and Money Market Time Total Deposits $8,571 ($ in millions)

Cost of Deposits
2001- 6/30/2006
3.04%
2.57%
1.87%
1.56%
1.26%
1.02%
1.11%
0.95%
1.63%
1.49%
2.36%
2.11%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2001 2002 2003 2004 2005 6/30/2006
Peer Average Valley
Peer Source – SNL Suggested Regional Group
© 2000-2006 SNL Financial (snl.com) All rights reserved
(Qtr. -annualized)

Average Life Distribution of Non-maturity Deposits
(as of June 30, 2006)
1.48
5.77
3.20
7.06
1.38
2.57
3.20
2.95
3.20
13.33
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
Commercial
DDA
Retail DDA Money
Market
Savings NOW
Peer Average Valley
* Peer Average reflects FDICIA 305 non-maturity specific guidelines

Loan Strategy
Focus on quality and profitability over growth
Anticipate customer needs
Provide convenient products and services
Focus on small and mid-size market that is
poorly serviced by bigger banks
Remain aggressive yet disciplined
Continue to provide exceptional service while
maintaining outstanding asset quality

11 25% 24% 23% 28% Commercial & Construction Loans Commercial Mortgages Residential Mortgages Consumer Loans ($ in millions) Total Loans $8,336 Total Loan Portfolio Composition (as of June 30, 2006)

Loan Quality
2001- 6/30/2006
0.35%
0.27%
0.38%
0.24%
0.36%
0.11%
0.44%
0.11%
0.32%
0.05%
0.37%
0.10%
0.00%
0.50%
1.00%
1.50%
2.00%
2001 2002 2003 2004 2005 6/30/2006
Non-Performing Loans to Total Loans Net Charge-Offs to Average Loans
(annualized)

As the slope of the yield curve steepens, Valley’s Net
Interest Margin will increase
Exclusive of other factors, with the expiration of a
cash flow hedge on August 1, 2006, Net Interest
Margin is expected to increase 4 bps annually
Yields on loans originated in the second quarter of
2006 were 61 bps higher than loans originated in the
fourth quarter of 2005, while the rate paid on deposits
was only 15 bps higher
Net Interest Margin Trend

Net Interest Margin Trend
Net Interest Margin is presented on a tax equivalent basis using a 35% tax rate
3.76%
3.66%
3.55%
3.50%
3.48%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
9/30/2005 12/31/2005 3/31/2006 6/30/2006
6/30/2005

Valley National Bank - Sensitivity Analysis
Repricing Loan Cash Flow in One Year
20.92%
22.68%
22.33%
23.39%
22.08%
21.48%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
2001 2002 2003 2004 2005 6/30/2006
Prime-Based Loans Reprice Cash Flow

Valley’s Capital Position
Average five year annual return on
average tangible shareholders’ equity
through 12/31/05 is 24.02%
Capital position is continuously well above
minimum capital requirements
Additional benefit of unrealized gain on
Valley owned facilities

Strong Capital Position
Includes $200 Million Trust Preferred Issued November 2001.
Total Capital Ratio Includes $100 Million Sub-debt Issued July 2005.
8.2%
10.5%
12.4%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
2001 2002 2003 2004 2005 6/30/2006
Leverage Ratio Tier 1 Ratio Total Capital Ratio
(annualized)

18 Unrealized Capital Position (as of June 30, 2006) Marked-to-Market Facilities Number of facilities owned – 92 Approximate Unrealized Gain on Facilities owned - $200 Million over Book

Management Longevity/Ownership
Executive management has an average 30+
years of banking or financial experience
Valley’s superior executive team is
continually praised by Wall Street as being
one of the finest
Customer access to all levels of
management separates Valley from its
competition

Inside Ownership Comparison
(as of June, 2006)
© 2000-2006 SNL Financial (snl.com) All rights reserved
7.78%
4.76%
5.77%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
Valley SNL Y- Merge Suggested
Regional
SNL Y- Merge Suggested
Highly Valued

21 Valley’s Competitive Shareholder Advantage High dividend payout ratio Total return exceeds indices Consistent shareholder returns

Dividend Yield Comparison
3.16%
3.36%
3.05%
3.22%
3.63%
3.28%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2001 2002 2003 2004 2005 6/30/2006 LTM
Valley SNL National Public Bank Median
SNL Y- Merge Suggested Regional SNL Y- Merge Suggested Highly Valued
© 2000-2006 SNL Financial (snl.com) All rights reserved

.16
.21
.23
.25
.26 .26
.27
.30
.36
.40
.42
.47
.53
.59
.64
.67
.72
.76
.80
.83
86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05
Annual Dividend paid, adjusted for stock splits and stock
dividends
Current annual rate is $0.86 per share
Dividend Growth Per Share

Net Income Per Diluted Share
1.14
(1)
1.36
(2)
1.40
1.41
0.69
1.42
0.70
$0.00
$0.50
$1.00
$1.50
2001 2002 2003 2004 2005 6/30/2006
All share data is adjusted to reflect a 5 percent stock dividend issued on May 22, 2006.
(1) Amount for 2001 includes merger-related charges of $7.0 million for Merchants  acquisition.
(2) Includes tax benefit due to restructuring of a subsidiary into a REIT of $8.75 million.
as of 6/30/05

Total Returns – 6/30/96 – 6/30/06*
230.91%
63.22%
126.75%
16.92%
122.31%
13.09%
0%
50%
100%
150%
200%
250%
Valley Russell 1000 Index S&P Index
10 Years 5 Years
12.70%
Annual
*Source- Bloomberg
10.28%
Annual
8.52%
Annual
3.17%
Annual
8.31%
Annual
2.49%
Annual

26 Scarcity Value 218 271 125 194 90 167 75 132 0 100 200 300 400 500 1974 1984 1994 2004 New Jersey New York * Source - FDIC 489 319 257 207

27 Future Goals Maintain exceptional asset quality Remain active in the lending community Emphasize business lending Take advantage of changing banking market in the Tri-State area

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, Senior Vice President
Director of Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Non-GAAP Disclosure Reconciliation
These materials contain the average five year annual return on average tangible shareholders’ equity, a financial measure determined by methods other than in accordance with accounting principles generally accepted in the
United States of America (“GAAP”).
The average five year annual return on average tangible shareholders’ equity is computed by dividing the sum of the return on average tangible shareholders’ equity for the last five annual periods by five.  Return on average tangible shareholders’ equity is computed by dividing net income by average tangible shareholders’ equity.  The most directly comparable GAAP measure, return on average shareholders’ equity, is determined by dividing net income by average shareholders’ equity.  Average tangible shareholders’ equity excludes from average shareholders’ equity acquisition-related goodwill and other intangible assets.  We believe that the presentation of the average five year annual return on average tangible shareholders’ equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital.
The following table reconciles average tangible shareholders’ equity to average shareholders’ equity for the periods used to compute the average five year annual return on average tangible shareholders’
equity presented:
2005 2004 2003 2002 2001
Net income
163,449 $   154,398 $   153,415 $   154,616 $   135,204 $
Average shareholders' equity
852,834 678,068 633,744 655,447 686,159
Less:  Average goodwill and other
intangible assets
(160,607) (48,805) (45,716) (37,463) (37,317)
Average tangible shareholders' equity
692,227 $   629,263 $   588,028 $   617,984 $   648,842 $
Return on average tangible shareholders' equity
23.61% 24.54% 26.09% 25.02% 20.84%
As of or for the Years Ended December 31,
($ in thousands)